UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2026

Accendra Health, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-09810	54-1701843
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

4435 Waterfront Drive, Suite 300, Glen Allen, Virginia		23060
(Address of principal executive
offices)		(Zip Code)

Registrant’s telephone number, including area code (804) 277-4304

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	ACH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ◻

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 27, 2026, Accendra Health, Inc. (the “Company”) received notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) that it was not in compliance with the continued listing standard set forth in Section 802.01B of the NYSE’s Listed Company Manual (“Section 802.01B”) that the Company have an average market capitalization of not less than $50.0 million over a consecutive 30 trading-day period and stockholders’ equity of not less than $50.0 million. The Notice has no immediate impact on the listing of the Common Stock on the NYSE, subject to the Company’s compliance with the NYSE’s other continued listing requirements.

The Company intends to consider a number of available alternatives to cure its non-compliance with the applicable criteria in the NYSE’s continued listing standards. Pursuant to the Notice the Company has a period of 45 calendar days following receipt of the Notice to submit a business plan that demonstrates how the Company intends to regain compliance with Section 802.01B within 18 months of receipt of the Notice. The NYSE will review the business plan and, if accepted, the Company will be subject to quarterly monitoring by the NYSE of the progress of the business plan.

The Company intends to notify the NYSE, within 10 business days of receipt of the Notice, of its intent to submit a business plan to regain compliance with the requirements of Section 802.01B and as set forth in the Notice.

The Notice does not affect the Company’s business operations or its reporting obligations with the Securities and Exchange Commission.

Item 7.01. Regulation FD Disclosure.

On October 30, 2026, the Company issued a press release related to the foregoing. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press Release of the Company, dated October 30, 2026 (furnished pursuant to Item 7.01).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCENDRA HEALTH, INC.

October 30, 2026	/s/ Jonathan A. Leon
Jonathan A. Leon
Executive Vice President and Chief Financial Officer